EXHIBIT 10.11

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I, the undersigned, Sworn Public Translator and Commercial Interpreter in and
for this City and State of Rio de Janeiro, Federative Republic of Brazil, registered at the Commercial Board of Rio de Janeiro under Number 97, do hereby CERTIFY and ATTEST that a document in the Portuguese Language was submitted to me for translation into English, which I performed according to my Office, as follows:
                             Translation No. 3974/97

(Xerox copy submitted for translation.).......................................

(On paper with letterhead of Petroleo Brasileiro S.A. - PETROBRAS.).

      PETROLEO BRASILEIRO S.A. - PETROBRAS, a mixed economy company, organized and existing under Law No. 2.004, dated 10/03/53, with head office at Av. Republica do Chile, 65, City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil enrolled in the General Taxpayers' Registry of the Ministry of Finance under No. 33.000.167/0001-01, represented herein by the Executive Superintendent of Exploration and Production South and Southeast (SUEX-SSE), Engineer LUIZ EDUARDO G. CARNEIRO, henceforth called PETROBRAS, and the Company MARITIMA NAVEGACAO E ENGENHARIA LTDA., with head office at Avenida Almirante Barroso, No. 42, 34th floor, City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, enrolled in the General Taxpayers' Registry of the Ministry of Finance under No. 46.828.596/0001-13, represented herein by its President, Mr. GERMAN EFROMOVICH, have agreed upon the present Letter of Agreement regarding contracts 101.2.100.97-8 (Chartering) and 101.2.100.97-0 (Rendering of Services) for the Unith Amethyst 5, henceforth called the Unit, as follows:

Item                    New Redaction

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Chartering/ Services

1.1. - (Chart.)         The object of the present CONTRACT is the chartering to
                        PETROBRAS, of the Unit, which, according to the
                        CONTRACTOR, is to be built in a shipyard for the purpose
                        of fulfilling this Contract, in order to be used in the
                        drilling and/or evaluation and/or completion and/or
                        workover of oil and/or gas (vertical, directional and
                        horizontal) wells, in the Brazilian continental shelf,
                        down to a maximum depth of 5,000 (five thousand) meters,
                        in a water depth down to 1,000 (one thousand)
                        meters.........................................

3.17.- (Serv.)          To submit to the CONTRACT Manager, up to 30 (thirty)
                        consecutive days after its inception, as foreseen in
                        item 2.2.1, the originals or certified copies of the
                        insurance policies made as a result of this Contract,
                        containing all essential data, such as insurers, time
                        limits, period of validity, amounts insured, and
                        coverage conditions, and with PETROBRAS appearing as
                        co-insured, except in the civil liability insurance, of
                        which it will participate as a third party......

3.19.- (Chart.)         To submit to the Manager of this Contract, up to 30
                        (thirty) days after the beginning of the performance, as
                        provided for in item 2.2.1, the originals or certified
                        copies of the certificates of the insurances made as a
                        result of this Contract, containing all essential data,
                        such as insurers, time limits, periods of validity,
                        amounts insured, and coverage conditions, and with
                        PETROBRAS appearing as co-insured, except in the civil
                        liability insurance, of which it will participate as a
                        third party....................................

7.7 (Chart.)            The CONTRACTOR agrees that, at PETROBRAS' exclusive
                        option, the payments referring to the chartering object of the present contract can be made through financing by third parties,


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                        provided the time limits, currency, amounts and place
                        of payment set forth in the contract are complied
                        with............................................

12.5 - (Chart.)         In the present Contract, it will be considered as act
                        of God the situation in which one of the parties is
                        prevented from fulfilling its obligations, provided
                        it proves that:.................................

                  o the non-fulfillment of the obligation was due to the existence of an impediment beyond its control;..

                  o the party impeded could not, within its ability, overcome the impediment and its effects, in order to fulfill its contract obligation within the time limit set down, and...................................

                  o     the impediment and its effects could not be avoided
                        nor overcome....................................

                        As an illustration of act of God or force majeure, one may mention wars, strikes, submarine earthquakes, among other facts, which effects were not possible to avoid or prevent.................................

      AND BEING THUS AGREED, the parties sign the present Letter of Agreement, in 2 (two) copies with the same tenor, with the witnesses below..............................................................

Rio de Janeiro December 5, 1997..........................................

PETROLEO BRASILEIRO S/A - PETROBRAS......................................

(SIGNED:) LUIZ EDUARDO G. CARNEIRO.......................................

Luiz Eduardo G. Carneiro - Executive Superintendent of Exploration and
Production South-Southeast (SUEX-SSE)..................................

MARITIMA NAVEGACAO E ENGENHARIA LTDA. ....................................

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(SIGNED:) GERMAN EFROMOVICH..............................................

German Efromovich - President............................................

WITNESSES:...............................................................

Claudio Fontes Nunes.....................................................

(SIGNED:) HAMYLTON P. PADILHA JR. ........................................

Hamylton P. Padilha Jr. ..................................................

CPF:  215.551.175-20.....................................................

      (Two initials appeared on the first page of the document.).........

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THESE BEING the precise terms and content of the aforementioned document, I hereby set my Hand and Seal on this Translation, performed on the 22nd of December, 1997 in this City of Rio de Janeiro, Federative Republic of Brazil.


                                             /s/ MARCIA BARBOSA SERRA
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                                               Marcia Barbosa Serra
                                              Sworn Public Translator